                                  EXHIBIT 10.50


                AMENDMENT AGREEMENT NO. 6 TO CREDIT AGREEMENT AND
                    AMENDMENT NO. 6 TO FORBEARANCE AGREEMENT

         This AMENDMENT AGREEMENT NO. 6 TO CREDIT AGREEMENT AND AMENDMENT NO. 6 TO FORBEARANCE AGREEMENT, dated as of April 3, 2002 (this "Agreement"), is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), and (e) FNB as Administrative Agent for the Lenders, the Sterling Fronting Bank and the Issuing Bank (in such capacity, the "Administrative Agent").

         WHEREAS, the Borrowers, the Lenders, the Sterling Fronting Bank, the Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, Bank One, NA, as Documentation Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999, as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000, as further amended by that certain Amendment Agreement No. 2 dated as of December 29, 2000, as further amended by that certain Amendment Agreement No. 3 dated as of January 31, 2001, as further amended by that certain Consent, Amendment Agreement No. 4 to Credit Agreement and Amendment No. 3 to Forbearance Agreement dated as of December 4, 2001 (the "December 2001 Amendment"), and as further amended by that certain Consent, Amendment Agreement No. 5 to Credit Agreement and Amendment No. 4 to Forbearance Agreement dated as of January 31, 2002 (the "January 2002 Amendment") (as so amended and restated, the "Credit Agreement"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement;

         WHEREAS, pursuant to that certain Forbearance and Waiver Agreement dated as of March 29, 2001, as amended by that certain Consent and Amendment to Forbearance Agreement dated as of June 25, 2001, as further amended by that certain Consent and Amendment No. 2 to Forbearance Agreement dated as of September 27, 2001, as further amended by the December 2001 Amendment, as further amended by the January 2002 Amendment, and as further amended by that certain Amendment No. 5 to Forbearance Agreement dated as of March 27, 2002 (as so amended, the "Forbearance Agreement"), by and among the Borrowers, the Lenders, the Sterling Fronting Bank, and the Administrative Agent, the Lenders and the Administrative Agent agreed to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit;

         WHEREAS; pursuant to the terms of the Forbearance Agreement the forbearance period will end on April 3, 2002;

         WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend such forbearance period;

         WHEREAS, the Lenders and the Administrative Agent are willing to extend the forbearance period, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Section 2.10 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following:

                  "As of April 1, 2002 the Total Revolving Credit Commitment is Thirty-Six Million Two Hundred Fifty-Seven Thousand Dollars ($36,257,000) and if it has not already been reduced to such amount or a lower amount, the Total Revolving Credit Commitment shall be reduced to Twenty-Eight Million Dollars ($28,000,000) on June 25, 2002."

         SECTION 2. AMENDMENT TO FORBEARANCE AGREEMENT.

                  (a) Section 1 of the Forbearance Agreement is amended by replacing such section in its entirety with the following:

                  "SECTION 1. FORBEARANCE AGREEMENT. Subject to the terms and conditions set forth herein, each of the Administrative Agent and the Lenders agrees to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, and
         (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit until that date (the "Forbearance Termination Date") which is the earliest to occur of
         (i) the failure after the date hereof of the Borrowers and their Subsidiaries to comply with any of the terms or conditions set forth in the Credit Agreement and/or the other Loan Documents, other than the failure to comply with the provisions of Sections 11.1 - 11.5 of the Credit Agreement for the period commencing on January 1, 2001 and ending on September 25, 2002 (the "Specified Defaults"), (ii) the occurrence after the date hereof of any Default or Event of Default, other than a Specified Default, (iii) maximum amount outstanding under the Credit Agreement any time during the last week of June, 2002 exceeding an amount equal to (a) the lesser of (1) Twenty Eight Million Dollars ($28,000,000) and (2) the then existing Total Revolving Credit Commitment minus (b) Three Million Five Hundred Thousand Dollars ($3,500,000), (iv) the failure of the Borrowers after the date hereof to comply with the financial covenants set forth in Section 3(a) hereof, (v) the failure of the Borrowers and the holders of the Senior Subordinated Loans to have entered into an agreement by June 25, 2002 whereby the holders of the Senior Subordinated Loans consent to a refinancing of the Obligations and effective with a refinancing of the Obligations the parties otherwise agree to modify the terms of the Senior Subordinated Loans in a manner which the Administrative Agent reasonably believes will allow the Borrowers to refinance the Obligations, (vi) the failure of the Borrowers or their Subsidiaries to comply with any term set forth in this Agreement, (vii) the date on which the Administrative Agent determines that a material adverse change in the business, assets, financial condition or prospects of the Borrowers and their Subsidiaries, taken as a whole, has occurred, (viii) the date that the Borrowers, any of their Subsidiaries or any Affiliate of the Borrowers shall commence any litigation or other proceeding against the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender in connection with or related to any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Agreement or any documents, agreements or instruments executed in connection with any of the foregoing, (ix) the date that any holder of Subordinated Debt takes any action in enforcement of its rights under such Subordinated Debt, or any "Event of Default" under and as defined in any instrument evidencing any such Subordinated Debt shall have occurred, the effect of which would be to permit the holder of such Subordinated Debt to accelerate such Subordinated Debt, and (x) September 25, 2002. On and after the Forbearance Termination Date, each of the Administrative Agent and the Lenders shall be free in its sole and absolute discretion to proceed to enforce any or all of its rights under or in respect of the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, (x) the right to require the immediate repayment of the Loans and the other Obligations in full, (y) the right to require deposit of cash collateral or the delivery of a letter of credit reasonably satisfactory to the Administrative Agent in an amount equal to the then Maximum Drawing Amount of all Letters of Credit in accordance with Section 5.2(c) of the Credit Agreement, and (z) the right to cease making Revolving Credit Loans or International Facility Loans, or issuing, extending or renewing Letters of Credit."

                  (b) The Forbearance Agreement is hereby amended by replacing
         Section 3(a) with the following:

                  "(a) Financial Covenants. During the period beginning on April 30, 2002 and ending on the Forbearance Termination Date, at no time shall Modified Consolidated EBITDA as of the last day of each month be less than the amount set forth on Schedule 3(a)(1) attached hereto for such period. As used herein "Modified Consolidated EBITDA" shall mean Consolidated EBITDA (excluding the operations of all entities other than

         Breeze Eastern, NORCO, and TCR Corporation), with "Reference Periods" beginning on April 1, 2002 and ending on the last day of each month, plus the forbearance fees paid to the Lenders pursuant to Section 10 hereof during such period plus the expenses incurred in accordance with Sections 3(g) and (i) hereof during such period. During the period beginning on April 1, 2002 and ending on the Forbearance Termination Date, TransTechnology will not make, or permit any Subsidiary of TransTechnology to make Capital Expenditures during the period from April 1, 2002 and through the end of each month that exceed the amount set forth on Schedule 3(a)(2) attached hereto. The Borrowers shall deliver to the Administrative Agent and the Lenders evidence of compliance with this paragraph (a) simultaneously with the delivery of the monthly financial statements required by Section 9.4(d) of the Credit Agreement."

                  (c) Schedule 3(a) of the Forbearance Agreement is deleted in its entirety and replaced with Schedule 3(a)(1) attached hereto.

                  (d) Schedule 3(a)(2) attached hereto is hereby added to the Forbearance Agreement as Schedule 3(a)(2).

                  (e) Schedule 6(a) of the Forbearance Agreement is deleted in its entirety and replaced with Schedule 6(a) attached hereto.

                  (f) Section 10 of the Forbearance Agreement is amended by adding at the end thereof the following new sub paragraphs:

                  "(g) An additional forbearance fee on April 3, 2002, equal to one percent (1%) of the Total Revolving Credit Commitment;

                  (h) An additional forbearance fee on June 26, 2002, equal to one percent (1%) of the Total Revolving Credit Commitment; and

                  (i) An additional forbearance fee on September 25, 2002, equal to two percent (2%) of the Total Revolving Credit Commitment."

                  (g) The Forbearance Agreement is amended by replacing Section 10.A with the following:

                  "SECTION 10.A. BORROWING TO PAY SUBDEBT INTEREST. TransTechnology hereby agrees to pay to the Administrative Agent, for the pro-rata benefit of each Lender:

                  (a) A fee equal to One Hundred Thousand Dollars ($100,000) (representing four percent (4%) of Two Million Five Hundred Thousand Dollars ($2,500,000) (the "October 2001 Subdebt Interest Payment Amount") which is the amount equal to the interest payment due on the Senior Subordinated Loans on October 1, 2001 rounded to the nearest $100,000). At all times after October 1, 2001, a portion of the Loans equal to the October 2001 Subdebt Interest Payment Amount shall bear interest (payable monthly in arrears on each Interest Payment Date) at an annual rate equal to twenty five percent (25%).

                  (b) On April 3, 2002, a fee equal to One Hundred Thousand Dollars ($100,000) (representing four percent (4%) of Two Million Five Hundred Thousand Dollars ($2,500,000) (the "April 2002 Subdebt Interest Payment Amount") which is the amount equal to the interest payment due on the Senior Subordinated Loans on April 1, 2002 rounded to the nearest $100,000). At all times after April 1, 2002, a portion of the Loans equal to the sum of (1) the October 2001 Subdebt Interest Payment Amount, and (2) the April 2002 Subdebt Interest Payment Amount shall bear interest (payable monthly in arrears on each Interest Payment
                           Date) at an annual rate equal to twenty five percent (25%).

                  (c) On July 1, 2002, a fee equal to One Hundred Four Thousand Dollars ($104,000) (representing four percent (4%) of Two Million Six Hundred Thousand Dollars ($2,600,000) (the "July 2002 Subdebt Interest Payment Amount") which is the amount equal to the interest payment due on the Senior Subordinated Loans on July 1, 2002 rounded to the nearest $100,000). At all times after July 1, 2002, a portion of the Loans equal to the sum of (1) the October 2001 Subdebt Interest Payment Amount, (2) the April 2002 Subdebt Interest Payment Amount, and (3) the July 2002 Subdebt Interest Payment Amount shall bear interest (payable monthly in arrears on each Interest Payment
                           Date) at an annual rate equal to twenty five percent (25%)."

                  (h) The Forbearance Agreement shall be deemed amended to include capitalized defined terms used in this Agreement to the extent not defined in the Forbearance Agreement.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of the amendments to the Credit Agreement and the Forbearance Agreement contained in
Section 1 and Section 2 of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 3.1. DELIVERY OF DOCUMENTS.

         (a) This Agreement shall have been executed and delivered to the Administrative Agent by each of the Borrowers, each of the Guarantors, and the requisite number of the Lenders.

         (b) The Borrowers and the holders of the Senior Subordinated Loans shall have executed and delivered to the Administrative Agent an agreement in the form of Exhibit A hereto.

         Section 3.2. Legality of Transaction. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Agreement is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         Section 3.3. Performance. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Agreement is to become effective. Except for the Specified Defaults (as defined in the Forbearance Agreement), no event shall have occurred on or prior to the Effective Date, and be continuing, and no condition shall exist on the Effective Date, which constitutes a Default or Event of Default.

         Section 3.4. Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

         Section 3.5. Payment of Legal Expenses. The Administrative Agent shall have received the payment in cash of all outstanding legal fees incurred by the Administrative Agent.

         Section 4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) Except as set forth on Schedule 6(a) to the Forbearance Agreement, the representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement, the Forbearance Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements and projections referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements and projections of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Agreement and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Agreement and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower,
(iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower;

         (c) This Agreement, the Credit Agreement and the Forbearance Agreement (as amended hereby) constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought; and

         (d) As of the date hereof, no "Event of Default" under and as defined in any instrument evidencing any Subordinated Debt has occurred.

         Section 5. Payment of Interest Under Subordinated Loan Agreement. The Borrowers hereby agree that before paying the July 2002 Subdebt Interest Payment Amount to the holders of the Senior Subordinated Loans, the Revolving Credit Availability shall be at least Three Million Five Hundred Thousand Dollars ($3,500,000).

         Section 6. Reaffirmation. Except as modified hereby, the Borrowers hereby reaffirm in all respects all the covenants, agreements, terms and conditions of the Credit Agreement, the Forbearance Agreement and the other Loan Documents which are incorporated in full herein by reference, and all terms, conditions and provisions thereof shall remain in full force and effect.

         Section 7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 8. Release. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to any Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Agreement, the Credit Agreement, the Forbearance Agreement (as amended hereby) and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Administrative Agent, any Lender or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

         Section 9. Effective Date. This Agreement shall be deemed to be effective as of the date set forth above upon the satisfaction of the conditions precedent set forth in Section 3 hereof (the "Effective Date").


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No. 6 to Credit Agreement and Amendment No. 6 to Forbearance Agreement as a sealed instrument as of the date first set forth above.



                                       TRANSTECHNOLOGY CORPORATION



                                       By:    /s/Joseph F. Spanier
                                           ------------------------------------
                                           Name:   Joseph F. Spanier
                                           Title:  Vice President, CFO &
                                                   Treasurer



                                       TRANSTECHNOLOGY SEEGER-ORBIS GmbH



                                       By:    /s/Michael J. Berthelot
                                           ------------------------------------
                                           Name:   Michael J. Berthelot
                                           Title:  Managing Director




                                       TRANSTECHNOLOGY (GB) LIMITED



                                       By:    /s/Michael J. Berthelot
                                           ------------------------------------
                                           Name:   Michael J. Berthelot
                                           Title:  Director



                                       By:    /s/Gerald C. Harvey
                                           ------------------------------------
                                           Name:   Gerald C. Harvey
                                           Title:  Director

                                       FLEET NATIONAL BANK,
                                       individually, as Administrative Agent and as Sterling Fronting Bank


                                       By:    /s/Peggy Peckham
                                           ------------------------------------
                                           Name:   Peggy Peckham
                                           Title:  Senior Workout Officer


                                       ABN AMRO BANK N.V., individually and as
                                       Syndication Agent



                                       By:    /s/Steven C. Wimpenny
                                           ------------------------------------
                                           Name:   Steven C. Wimpenny
                                           Title:  Group Senior Vice President



                                       By:    /s/Parker H. Douglas
                                           ------------------------------------
                                           Name:   Parker H. Douglas
                                           Title:  Group Vice President


                                       BANK ONE, NA, individually and as
                                       Documentation Agent



                                       By:    /s/Phillip D. Martin
                                           ------------------------------------
                                           Name:   Phillip D. Martin
                                           Title:  Senior Vice President


                                       THE BANK OF NEW YORK



                                       By:    /s/Richard J. Baldwin
                                           ------------------------------------
                                           Name:   Richard J. Baldwin
                                           Title:  Vice President

                                       KEY CORPORATE CAPITAL INC.



                                       By:    /s/Mike Kleinhaut
                                           ------------------------------------
                                           Name:   Mike Kleinhaut
                                           Title:  Vice President


                                       THE BANK OF NOVA SCOTIA



                                       By:    /s/John W. Campbell
                                           ------------------------------------
                                           Name:   John W. Campbell
                                           Title:  Managing Director


                                       COMERICA BANK



                                       By:    /s/Jennifer J. Langan
                                           ------------------------------------
                                           Name:   Jennifer J. Langan
                                           Title:  Assistant Vice President

                                       DRESDNER BANK, AG, NEW YORK AND GRAND
                                       CAYMAN BRANCHES



                                       By:    /s/Richard J. Sweeney
                                           ------------------------------------
                                           Name:   Richard J. Sweeney
                                           Title:  Vice President



                                       By:    /s/Thomas R. Brady
                                           ------------------------------------
                                           Name:   Thomas R. Brady
                                           Title:  Director

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Agreement and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as affected hereby.


                                     TRANSTECHNOLOGY ENGINEERED RINGS USA, INC.



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President & Treasurer


                                     RETAINERS, INC.



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President & Treasurer


                                     RANCHO TRANSTECHNOLOGY CORPORATION



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President & Treasurer


                                     TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President & Treasurer

                                     SSP INDUSTRIES



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President, CFO &
                                                 Treasurer


                                     SSP INTERNATIONAL SALES, INC.



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President, CFO &
                                                 Treasurer


                                     TRANSTECHNOLOGY INTERNATIONAL INC.
                                     (F/K/A TRANSTECHNOLOGY SEEGER INC.)



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President & Treasurer


                                     SEEGER INC.



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President & Treasurer


                                     TCR CORPORATION



                                     By:    /s/Michael J. Berthelot
                                         --------------------------------------
                                         Name:   Michael J. Berthelot
                                         Title:  Chairman of the Board

                                     AEROSPACE RIVET MANUFACTURERS CORPORATION



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Vice President, CFO &
                                                 Treasurer


                                     NORCO, INC.



                                     By:    /s/Michael J. Berthelot
                                         --------------------------------------
                                         Name:   Michael J. Berthelot
                                         Title:  Chairman of the Board


                                     ELLISON RING & WASHER INC.



                                     By:    /s/Joseph F. Spanier
                                         --------------------------------------
                                         Name:   Joseph F. Spanier
                                         Title:  Treasurer


                                      S-6